EXHIBIT 99.19

First NLC Securitization Trust 2005-4

Issuer

First NLC Securitization, Inc.

Depositor

DISCLAIMER

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates with a file number of 333-127919. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (703) 469-1225.

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

A

	% of pool	average LTV	CLTV above 80%	CLTV above 90%	% full doc	% owner occ	ave wac	% below 100k	% above 500k	% IO	ave DTI	DTI > 45%
FICO below 600	28.39%	78.15	34.55	8.98	62.13	98.48	8.121	11.58	2.71	3.96	43.73	55.2
FICO below 580	19.97%	76.09	24.73	4.06	65.67	98.58	8.257	12.65	1.06	0.67	43.78	56.44
FICO below 560	14.17%	75.08	19.27	2.12	66.06	98.77	8.365	12.41	0	0	43.51	55.99

B

	% of pool	average LTV	FICO <600	FICO < 575	% full doc	% owner occ	ave wac	% below 100k	% above 500k	% IO	ave DTI	DTI > 45%	CLTV above 80%	CLTV > 90%
LTV above 85%	24.17%	93.50	25.64	8.91	49.91	96.21	8.4650	21.47	4.64	21.74	44.48	57.05	100.00	50.80
LTV above 90%	11.54%	97.79	14.40	1.18	47.91	99.41	9.1710	36.32	1.81	15.58	44.33	55.93	100.00	100.00
LTV above 95%	7.16%	99.89	11.14	0.16	41.27	99.38	9.9340	53.57	0.00	1.13	43.93	54.43	100.00	100.00

C

	% of pool	average LTV	FICO <600	FICO < 575	% full doc	% owner occ	ave wac	% below 100k	% above 500k	% IO	ave DTI	DTI > 45%	CLTV above 80%	CLTV > 90%
DTI > 40%	77.95%	81.42	27.16	17.20	39.31	98.22	7.6660	8.51	4.85	32.44	47.11	71.47	66.89	46.74
DTI > 45%	55.71%	81.38	28.14	18.10	40.73	98.38	7.6770	8.01	4.60	31.26	48.82	100.00	66.24	45.86
DTI > 50%	10.03%	80.59	43.24	31.87	79.25	97.38	7.5250	7.38	7.13	21.98	52.83	100.00	54.18	25.47
Average DTI	43.99

D

	% of pool	average LTV	FICO <600	FICO < 575	% full doc	% owner occ	ave wac	% below 100k	% above 500k	% IO	ave DTI	DTI > 45%	LTV > 80%	CLTV > 90%
Non Owner Occ	3.11%	79.02	13.86	8.62	47.60	0.00	7.7800	13.79	2.41	4.49	36.87	28.95	41.15	4.60
Stated Docs	56.95%	81.07	18.87	10.73	0.00	97.14	7.7550	8.18	5.16	36.11	44.42	57.90	26.83	51.92
Loans below 100k	10.05%	86.60	32.74	23.44	52.57	95.73	9.1920	100.00	0.00	2.75	41.77	44.42	57.35	55.98
IO Loans	30.78%	80.77	3.66	0.13	33.12	99.55	7.1240	0.90	6.90	100.00	44.51	56.59	23.50	58.90

E When do IOs reset

Months to next reset (arms only)	Count	Balance ($)	% of Balance	WAC	Remaining Term	WA CLTV	WA FICO
36 - 41	4	749,794	0.31	6.641	353	88.69	686
54 - 59	473	132,298,207	55.52	6.963	358	91.82	657
60	401	105,239,269	44.16	7.33	360	91.04	657

Total:	878	238,287,270	100	7.124	359	91.47	657

F Is DTI off current mortgage rate for IO        NO

G Summary of pool per grades

Credit Grade	Count	Balance ($)	% of Balance	WAC	Remaining Term	WA LTV	WA FICO
A	1,136	220,649,968	28.5	7.3	349	92.6	696
A-	1343	242,393,100	31.31	7.632	350	91.05	639
B	413	78,498,986	10.14	7.839	356	83.13	588
B-	322	54,285,462	7.01	8.082	357	78.48	562
B+	515	92,089,597	11.89	7.695	354	86.69	609
C	230	34,404,067	4.44	8.478	356	72.62	512
C+	308	51,956,909	6.71	8.363	358	75.76	538

Total:	4,267	774,278,089	100	7.684	352	87.44	629

H What are top 10 cities and average strats for each

Top 10 Cities of Overall Pool	Loans	Balance ($)	% of Balance	Rate (%)	(months)	LTV	Score
CHICAGO	142	27691230.17	3.58	7.66%	351	87.66	635
MIAMI	134	25066867.73	3.24	7.71%	351	90.91	638
LOS ANGELES	39	11346439.2	1.47	7.57%	351	90.72	641
LAS VEGAS	61	10577089.37	1.37	7.61%	355	87.59	639
SACRAMENTO	39	8768216.39	1.13	7.45%	356	86.26	634
PHOENIX	55	7162596.75	0.93	7.72%	356	81.87	626
SAN JOSE	19	6231053.83	0.8	7.94%	349	90.19	639
PROVIDENCE	33	5730768.49	0.74	8.24%	347	92.72	654
NAPLES	22	5399000	0.7	7.65%	347	95.03	666
BAKERSFIELD	27	5247674.92	0.68	7.35%	357	82.88	620

Total:	571	113,220,937	14.64	7.67%	352	88.73	637.96

I What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?

LTV > 90	Loans	Balance ($)	% of Balance	Rate (%)	% stated Doctype	% IO Loans	% non-owner Occupied	% Fico Less Than 600
	910	89,349,860	100	9.171	50.3	15.58	0.59	14.4

J What is max LTv fo stated income and minimum FICO for stated income?

MAX LTV, STATED INC.	100
MIN FICO, STATED INC.	500

K

What is min FICO for loans above 90% LTV	536.00
Min Fico for ltv greater than 90:	536.00

L Seasoning hisotry - any over 3m? YES

M Excess spread?                                              SEE EXCESS INTEREST TAB

N what is available funds cap schedule at forwards +200, fixed prepay at 50% CPR, ARM pay at 125% CPR SEE Bond Request

     Please specify as part of the strats , silent

     seconds, second liens, MH,

O ☐

Excess Interest

		Static LIBOR	Forward LIBOR
0	22-Dec-05
1	25-Jan-06	NA	NA
2	25-Feb-06	2.334%	2.332%	2.334	2.332
3	25-Mar-06	2.802%	2.798%	2.802	2.798
4	25-Apr-06	2.332%	2.327%	2.332	2.327
5	25-May-06	2.487%	2.481%	2.487	2.481
6	25-Jun-06	2.329%	2.324%	2.329	2.324
7	25-Jul-06	2.483%	2.478%	2.483	2.478
8	25-Aug-06	2.325%	2.319%	2.325	2.319
9	25-Sep-06	2.322%	2.318%	2.322	2.318
10	25-Oct-06	2.476%	2.472%	2.476	2.472
11	25-Nov-06	2.316%	2.313%	2.316	2.313
12	25-Dec-06	2.470%	2.468%	2.470	2.468
13	25-Jan-07	2.310%	2.307%	2.310	2.307
14	25-Feb-07	2.306%	2.304%	2.306	2.304
15	25-Mar-07	2.775%	2.773%	2.775	2.773
16	25-Apr-07	2.299%	2.297%	2.299	2.297
17	25-May-07	2.453%	2.451%	2.453	2.451
18	25-Jun-07	2.292%	2.290%	2.292	2.290
19	25-Jul-07	2.446%	2.444%	2.446	2.444
20	25-Aug-07	2.285%	2.283%	2.285	2.283
21	25-Sep-07	2.284%	2.282%	2.284	2.282
22	25-Oct-07	2.441%	2.439%	2.441	2.439
23	25-Nov-07	2.283%	2.287%	2.283	2.287
24	25-Dec-07	3.562%	3.564%	3.562	3.564
25	25-Jan-08	3.495%	3.093%	3.495	3.093
26	25-Feb-08	3.670%	3.266%	3.670	3.266
27	25-Mar-08	3.978%	3.600%	3.978	3.600
28	25-Apr-08	3.653%	3.247%	3.653	3.247
29	25-May-08	3.806%	3.412%	3.806	3.412
30	25-Jun-08	4.017%	3.680%	4.017	3.680
31	25-Jul-08	4.202%	3.883%	4.202	3.883
32	25-Aug-08	4.096%	3.774%	4.096	3.774
33	25-Sep-08	4.090%	3.768%	4.090	3.768
34	25-Oct-08	4.244%	3.935%	4.244	3.935
35	25-Nov-08	4.079%	3.754%	4.079	3.754
36	25-Dec-08	4.946%	4.593%	4.946	4.593
37	25-Jan-09	4.843%	4.472%	4.843	4.472
38	25-Feb-09	4.784%	4.395%	4.784	4.395
39	25-Mar-09	5.309%	4.964%	5.309	4.964
40	25-Apr-09	4.854%	4.457%	4.854	4.457
41	25-May-09	5.032%	4.645%	5.032	4.645
42	25-Jun-09	5.147%	4.798%	5.147	4.798
43	25-Jul-09	5.333%	5.003%	5.333	5.003
44	25-Aug-09	5.213%	4.872%	5.213	4.872
45	25-Sep-09	5.208%	4.864%	5.208	4.864
46	25-Oct-09	5.364%	5.033%	5.364	5.033

47	25-Nov-09	5.198%	4.846%	5.198	4.846
48	25-Dec-09	5.353%	5.065%	5.353	5.065
49	25-Jan-10	5.186%	4.882%	5.186	4.882
50	25-Feb-10	5.180%	4.882%	5.180	4.882
51	25-Mar-10	5.655%	5.407%	5.655	5.407
52	25-Apr-10	5.168%	4.862%	5.168	4.862
53	25-May-10	5.322%	5.030%	5.322	5.030
54	25-Jun-10	5.154%	4.854%	5.154	4.854
55	25-Jul-10	5.304%	5.019%	5.304	5.019
56	25-Aug-10	5.133%	4.827%	5.133	4.827
57	25-Sep-10	5.122%	4.813%	5.122	4.813
58	25-Oct-10	5.272%	4.977%	5.272	4.977
59	25-Nov-10	5.106%	4.789%	5.106	4.789
60	25-Dec-10	5.268%	4.952%	5.268	4.952
61	25-Jan-11	5.102%	4.762%	5.102	4.762
62	25-Feb-11	5.096%	4.752%	5.096	4.752
63	25-Mar-11	5.567%	5.279%	5.567	5.279
64	25-Apr-11	5.077%	4.727%	5.077	4.727
65	25-May-11	5.230%	4.898%	5.230	4.898
66	25-Jun-11	5.065%	4.717%	5.065	4.717
67	25-Jul-11	5.217%	4.886%	5.217	4.886
68	25-Aug-11	5.049%	4.697%	5.049	4.697
69	25-Sep-11	5.039%	4.686%	5.039	4.686
70	25-Oct-11	5.190%	4.854%	5.190	4.854
71	25-Nov-11	5.020%	4.662%	5.020	4.662
72	25-Dec-11	5.171%	4.836%	5.171	4.836
73	25-Jan-12	5.001%	4.645%	5.001	4.645
74	25-Feb-12	4.991%	4.635%	4.991	4.635
75	25-Mar-12	5.302%	4.984%	5.302	4.984
76	25-Apr-12	4.971%	4.612%	4.971	4.612